SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) FEBRUARY 10, 2004
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                             THOMAS INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                1-5426                                      61-0505332
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      (Commission File Number)                 (IRS Employer Identification No.)

        4360 BROWNSBORO ROAD, SUITE 300
              LOUISVILLE, KENTUCKY                           40207
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   (Address of principal executive offices)                (Zip Code)


         Registrant's telephone number, including area code 502/893-4600
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                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              Exhibit Number   Description
              --------------   -----------

                   99.1 Press Release dated February 10, 2004 announcing fourth quarter and year-end results.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On February 10, 2004, Thomas Industries Inc. issued a press release announcing fourth quarter and year-end results. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

                  The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THOMAS INDUSTRIES INC.
                                          (Registrant)

                                          By:

                                          /s/ Phillip J. Stuecker
                                          --------------------------------------
                                          Phillip J. Stuecker, Vice President of
                                          Finance, Chief Financial Officer, and
                                          Secretary

Dated:  February 10, 2004